Exhibit 99.1
PROSPECTUS





                     [TELECOM HOLDRS(SM) TRUST LOGO OMITTED]



                        1,000,000,000 Depositary Receipts
                             Telecom HOLDRS(SM) Trust

       The Telecom HOLDRS(SM) Trust issues Depositary Receipts called Telecom HOLDRS(SM) representing your undivided beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the telecommunications industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Telecom HOLDRS in a round-lot amount of 100 Telecom HOLDRS or round-lot multiples. Telecom HOLDRS are separate from the underlying deposited common stocks that are represented by the Telecom HOLDRS. For a list of the names and the number of shares of the companies that make up a Telecom HOLDR, see "Highlights of Telecom HOLDRS--The Telecom HOLDRS" starting on page
10. The Telecom HOLDRS trust will issue Telecom HOLDRS on a continuous basis.

       Investing in Telecom HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

       Telecom HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Telecom HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without to act without negligence or bad faith.

       The Telecom HOLDRS are listed on the American Stock Exchange under the symbol "TTH". On October 20, 2004, the last reported sale price of Telecom HOLDRS on the American Stock Exchange was $29.24.


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       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


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                The date of this prospectus is October 25, 2004.

     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                            Merrill Lynch & Co., Inc.

                                                                            Page

                                Table of Contents

SUMMARY........................................................................3
RISK FACTORS...................................................................4
HIGHLIGHTS OF TELECOM HOLDRS..................................................10
THE TRUST.....................................................................17
DESCRIPTION OF TELECOM HOLDRS.................................................17
DESCRIPTION OF THE UNDERLYING SECURITIES......................................18
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT.................................20
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.................................24
ERISA CONSIDERATIONS..........................................................28
PLAN OF DISTRIBUTION..........................................................28
LEGAL MATTERS.................................................................29
WHERE YOU CAN FIND MORE INFORMATION...........................................29



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       This prospectus contains information you should consider when making your investment decision. With respect to information about Telecom HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Telecom HOLDRS in any jurisdiction where the offer or sale is not permitted.

       The Telecom HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Telecom HOLDRS or of the underlying securities through an investment in the Telecom HOLDRS.

                                     SUMMARY

       The Telecom HOLDRS trust was formed under the depositary trust agreement, dated as of January 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Telecom HOLDRS, and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

       The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the telecommunications industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Telecom HOLDRS is specified under "Highlights of Telecom HOLDRS--The Telecom HOLDRS." This group of common stocks, and the securities of any company that may be added to the Telecom HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 14 companies included in the Telecom HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Telecom HOLDRS are separate from the underlying common stocks that are represented by the Telecom HOLDRS. On October 20, 2004 there were 8,367,700 Telecom HOLDRS outstanding.

                                  RISK FACTORS

       An investment in Telecom HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Telecom HOLDRS, including the risks associated with a concentrated investment in the telecommunications industry.

General Risk Factors

       o Loss of investment. Because the value of Telecom HOLDRS directly relates to the value of the underlying securities, you may lose all or a substantial portion of your investment in the Telecom HOLDRS if the underlying securities decline in value.

       o Discount trading price. Telecom HOLDRS may trade at a discount to the aggregate value of the underlying securities.

       o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Telecom HOLDRS or other corporate events, such as mergers, a Telecom HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Telecom HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

       o Not necessarily representative of the telecommunications industry. At the time of the initial offering, the companies included in the Telecom HOLDRS were generally considered to be involved in various segments of the telecommunications industry, however, the underlying securities and the Telecom HOLDRS may not necessarily follow the price movements of the entire telecommunications industry. If the underlying securities decline in value, your investment in the Telecom HOLDRS will decline in value, even if common stock prices in the telecommunications industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Telecom HOLDRS may not be involved in the telecommunications industry. In this case, the Telecom HOLDRS may not consist of securities issued only by companies involved in the telecommunications industry.

       o Not necessarily comprised of solely telecommunication companies. As a result of distributions of securities by companies included in the Telecom HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Telecom HOLDRS and that are not involved in the telecommunications industry may be included in the Telecom HOLDRS. The securities of a new company will only be distributed from the Telecom HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the Telecom HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the Telecom HOLDRS provides no assurance that each new company included in the Telecom HOLDRS will be involved in the telecommunications industry. Currently, the underlying securities included in the Telecom HOLDRS are represented in the Telecommunication Services GICS sector. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Telecom HOLDRS, and yet not be involved in the telecommunications industry. In addition, the GICS sector classifications of securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Telecom HOLDRS, which may also result in the inclusion in the Telecom HOLDRS of the securities of a new company that is not involved in the telecommunications industry.

       o No investigation of underlying securities. The underlying securities initially included in the Telecom HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the telecommunications industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Telecom HOLDRS Trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

       o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Telecom HOLDRS may not necessarily be a diversified investment in the telecommunications industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Telecom HOLDRS may also reduce diversification. Telecom HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

       o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security, or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Telecom HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Telecom HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Telecom HOLDRS will involve payment of a cancellation fee to the trustee.

       o Trading halts. Trading in Telecom HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Telecom HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Telecom HOLDRS, you will not be able to trade Telecom HOLDRS and you will only be able to trade the underlying securities if you cancel your Telecom HOLDRS and receive each of the underlying securities.

       o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Telecom HOLDRS. If the Telecom HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Telecom HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Telecom HOLDRS are delisted. There are currently 14 companies whose securities are included in the Telecom HOLDRS.

       o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Telecom HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide in investment banking or other services for issuers of the underlying securities.

       o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Telecom HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to the Telecommunications Industry

       o Telecommunications companies' stock prices have been and will likely continue to be extremely volatile which will directly affect the price volatility of the Telecom HOLDRS and you could lose all or part of your investment. Telecommunications companies' stock prices could be subject to wide fluctuations in response to a variety of factors, including:

          o failure to integrate or realize projected benefits from acquisitions;

          o  acquisition-related announcements;

          o announcements of new contracts, technological innovations or new products;

          o  changes in government regulations;

          o  fluctuations in quarterly and annual operating results; and

          o  general market conditions.

       As a result, the value of your investment may be subject to significant decreases over short periods of time. In addition, the trading prices of some telecommunications companies' stocks in general have experienced extreme price and volume fluctuations. These fluctuations may be unrelated or disproportionate to the operating performance of these companies. The valuations of many telecommunications companies' stock prices are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of these companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations my not be sustained. Any negative change in the public's perception of the prospects of telecommunications companies, generally, could depress the stock prices of a telecommunications company regardless of telecommunications companies' results. The sharp decline in the market price of many telecommunications and telecommunications-related companies' stocks since early 2000 is an example of this effect. Other broad market and industry factors may decrease the stock price of telecommunications companies' common stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of telecommunication companies' stocks.

       o As a result of fluctuations in the trading prices of the companies included in the Telecom HOLDRS, the trading price of Telecom HOLDRS has fluctuated significantly. The initial offering price of a Telecom HOLDR, on January 31, 2000, was $89.60 and during 2003, the price of a Telecom HOLDR reached a high of $30.24 and a low of $21.02.

       o Many telecommunications companies are highly leveraged and must raise additional capital to implement their business strategies. The business strategies of many telecommunications companies are focused on acquisitions and extensive capital expenditures. Implementing such strategies has resulted in the incurrence of substantial debt obligations and the regular need to incur additional debt. As a result of high levels of debt, these telecommunications companies will need significant cash to service existing debt obligations, which could reduce funds available to implement their business strategies. Telecommunications companies may not be able to obtain additional financing or may not be able to obtain it on a timely basis or on favorable terms. There can be no assurance that telecommunications companies will be able to service their debt, refinance existing debt or raise additional financing necessary to implement key aspects of their business strategies or continue their operations.

       o A decline in information technology spending may result in a decrease in revenues or lower the growth rate of the companies whose securities are included in Telecom HOLDRS. A decline in the demand for information technology among current and prospective customers of the companies included in Telecom HOLDRS may result in decreased revenues or a lower growth rate for these companies because their sales depend, in part, on their customers' level of funding for new or additional information technology systems and services. Moreover, demand for these telecom companies' products and services may be reduced by a decline in overall demand for computer software and services. Recently, many of the companies whose common stocks are included in the Telecom HOLDRS were adversely affected by the general economic slowdown and by an abrupt decline in demand for many telecommunications products and services. This has had a significant negative impact on the market price of Telecom HOLDRS and has resulted in bankruptcy filings or balance sheet reorganizations of some of the companies whose common stocks are included in the Telecom HOLDRS. An economic downturn or other negative telecommunication's trends may cause customers of the companies included in the Telecom HOLDRS to reduce or eliminate information technology spending and cause price erosion throughout the telecom industry.

       o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many telecommunications companies are active acquirors of other companies as part of their business plans. There can be no assurance that telecommunications companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can be no assurance that telecommunications companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Further, telecommunications companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

       o Inability to manage rapid growth could adversely affect financial reporting, customer service and revenues. Many telecommunications companies are rapidly expanding their networks and operations. This expansion has placed and will continue to place significant demands on the operating, financial control and billing systems, customer support, sales and marketing and administrative resources and network infrastructure of many telecommunications companies. This growth will require many telecommunications companies to enhance management, financial and information systems and to effectively develop and train their employee base.

       o Changes in the regulatory environments in which telecommunications companies operate could affect their ability to offer products and services. Communications services and products are subject to significant regulation at the federal, state, local and international levels. Delays in receiving required regulatory approvals and licenses or the enactment of new and adverse regulatory requirements may have a material adverse effect upon the ability of telecommunications companies to continue to offer existing and new products and services. In addition legislative, judicial, and regulatory agency actions could negatively affect the ability of many telecommunications companies to maintain required licenses or renew licenses upon their expiration.

       o If telecommunications companies do not adapt to the rapid changes in the industry, they could lose customers or market share. The telecommunications industry is changing rapidly due to, among other factors, deregulation initiatives in many countries, privatization of monopoly government telecommunications providers, technological improvements, expansion of telecommunications infrastructure and the globalization of the world's economies and trade. This period of rapid technological evolution is marked by the introduction of new products and services and increased availability of transmission capacity, as well as the increasing utilization of Internet-based technologies for voice and data transmission. The success of telecommunications companies will depend substantially on their ability to predict which of the many possible networks, products and services will be important to finance, establish and maintain. In particular, as telecommunications companies expand and develop their network further, they will become increasingly exposed to the risks associated with the relative effectiveness of their technology and equipment. The cost of implementation of technologies could be significant, and there can be no assurances that a telecommunications company will select appropriate technology and equipment or that it will obtain appropriate new technology on a timely basis or on satisfactory terms. The failure to obtain effective technology and equipment may adversely affect a telecommunications company ability to offer competitive products and services and the viability of its operations.

       o Virtually every aspect of the telecommunications industry is extremely competitive which could adversely affect the business, results of operations and financial conditions of many telecommunications companies. Many telecommunications companies face significant competition from other telecommunications companies with greater or equal market share and financial resources. Many telecommunications companies compete domestically and internationally with incumbent telecommunications providers, some of which have special regulatory status and exclusive rights to provide certain services, and all which have historically dominated local telecommunications. Many telecommunications companies also compete with long distance carriers for the provision of long distance services. Sometimes the incumbent telecommunications provider offers both local and long distance services. A continuing trend toward business combinations and alliances in the telecommunications industry may create significant new and larger competitors.

       o Inability to offer long distance on a profitable basis could adversely affect the revenues of many telecommunications companies. Many telecommunications companies offer domestic and international long distance services. The long distance market is extremely competitive. The risks associated with this market include the following:

          o the need to engage in significant price competition and discounting to attract and retain customers;

          o  high average customer turnover rates;

          o reliance on other carriers for a portion of transmission and termination services; and

          o  difficulty in estimating future supply and demand.

       o Inability to predict traffic volume could adversely affect the revenues of many telecommunications companies. Some telecommunications companies offering long distance services enter into long-term agreements for leased capacity on the land based or undersea cable and switches of other telecommunications companies. If capacity is leased in anticipation of traffic volumes that do not reach expected levels, telecommunications companies will have to pay for transmission capacity without corresponding revenues. Also, additional fees are often charged when a telecommunications company under-utilizes the capacity it leases. Conversely, if a telecommunications company underestimates its need for capacity, it often must obtain additional transmission capacity through more expensive sources.

       o System failures, interruptions or shutdowns may cause loss of customers. The success of many telecommunications companies depends upon their ability to deliver reliable, high-speed telecommunications service over their networks. The companies' networks are vulnerable to damage or cessation of operations from fire, earthquakes, severe storms, power loss and similar events, particularly if such events occur within a high traffic location of the network. As many of telecommunications companies increase both their capacity and reach, and as traffic volume continues to increase, they will be faced with increasing demands and challenges in managing circuit capacity and traffic management systems. Any prolonged failure of communications networks or other systems or hardware that causes interruptions to operations could seriously damage the reputation of such telecommunications companies and result in customer attrition and financial losses.

       o Many telecommunications companies may not be able to implement billing and customer information systems effectively and on schedule which could adversely affect their growth and ability to bill and receive payments from customers. Sophisticated billing and information systems are vital to the growth of many telecommunications companies and their ability to bill and receive payments from customers, reduce credit exposure and monitor costs. If these systems are not effectively implemented or are delayed, call details may not be accurately recorded and customer bills may not be generated promptly or accurately. This would adversely affect the business of these telecommunications companies since they would not be able to promptly collect on customer balances due them.

       o The international operations and investments of many telecommunication companies expose them to risks associated with the instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. The risks that telecommunications companies' international operations and investments are exposed to include:

          o  general economic, social and political conditions;

          o the difficulty of enforcing agreements and collecting receivables through certain foreign legal systems;

          o differing tax rates, tariffs, exchange controls or other similar restrictions;

          o  currency fluctuations; and

          o changes in and compliance with domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

       o Many telecommunications companies are dependent on their ability to continue to retain and attract highly skilled technical and managerial personnel to develop and operate their businesses. The success of many telecommunications companies is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for such personnel and relationships is intense, especially in emerging markets. There is no certainty that any of these telecommunications companies will be able to continue to attract and retain qualified personnel.

                          HIGHLIGHTS OF TELECOM HOLDRS

       This discussion highlights information regarding Telecom HOLDRS; we present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Telecom HOLDRS.

Issuer.......................   Telecom HOLDRS Trust.

The trust....................   The Telecom HOLDRS Trust was formed under the
                                depositary trust agreement, dated as of January
                                24, 2000 among The Bank of New York, as trustee,
                                Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated, other depositors and the owners of the Telecom HOLDRS and was amended on November
                                22, 2000. The trust is not a registered
                                investment company under the Investment Company
                                Act of 1940.

Initial depositor............   Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated.

Trustee......................   The Bank of New York, a New York state-chartered
                                banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The Trustee is responsible for receiving deposits of underlying securities and delivering Telecom HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Telecom
                                HOLDRS.

Purpose of Telecom HOLDRS....   Telecom HOLDRS are designed to achieve the
                                following:

                                Diversification. Telecom HOLDRS are designed to allow you to diversify your investment in the telecommunications industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                Flexibility. The beneficial owners of Telecom HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Telecom HOLDRS, and can cancel their Telecom HOLDRS to receive each of the underlying securities represented by the Telecom HOLDRS.

                                Transaction costs. The expenses associated with buying and selling Telecom HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.................   The trust holds shares of common stock issued by
                                specified companies that, when initially selected, were involved in the telecommunications industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change.
                                Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement-- Distributions" and
                                "--Reconstitution events." There are currently
                                14 companies included in the Telecom HOLDRS.

                                The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Telecom HOLDRS...........   The trust has issued and may continue to issue,
                                Telecom HOLDRS that represent an undivided beneficial ownership interest in the shares of U.S.-
                                traded common stock that are held by the trust.
                                The Telecom HOLDRS themselves are separate from the underlying securities that are represented by the Telecom HOLDRS.

                                The following chart provides:

                                o the names of the 14 issuers of the underlying securities currently represented by a Telecom HOLDRS,

                                o  the stock ticker symbols,

                                o the share amounts currently represented by a round-lot of 100 Telecom HOLDRS, and

                                o  the principal U.S. market on which the
                                   securities of the selected companies are traded.

                                                          Share       Primary
            Name of Company                    Ticker    Amounts  Trading Market
            -------------------------------- ---------- --------- --------------
            ALLTEL Corp.                         AT           2        NYSE
            AT&T Corp.                           T            5        NYSE
            AT&T Wireless Services              AWE       8.045        NYSE
            BCE Inc.                            BCE           5        NYSE
            BellSouth Corp.                     BLS          15        NYSE
            Cincinnati Bell Inc.                CBB           2        NYSE
            CenturyTel, Inc.                    CTL           1        NYSE
            Level 3 Communications, Inc.        LVLT          3       NASDAQ
            Nextel Communications, Inc.         NXTL          6       NASDAQ
            Qwest Communications
            International Inc.                   Q      12.9173        NYSE
            SBC Communications Inc.             SBC          27        NYSE
            Sprint Corporation                  PCS           9        NYSE
            Telephone and Data Systems, Inc.    TDS           1        AMEX
            Verizon Communications               VZ       21.76        NYSE

                                The companies whose common stocks were included in the Telecom HOLDRS at the time the Telecom HOLDRS were originally issued generally were considered to be among the 20 largest and most liquid companies involved in the telecommunications industry as measured by market capitalization and trading volume on December 15, 1999. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Telecom HOLDRS in a round-lot of 100 Telecom HOLDRS and round-lot multiples. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Telecom HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS.

                                The number of outstanding Telecom HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Telecom HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases....................   You may acquire Telecom HOLDRS in two ways:

                                o through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                                o through a cash purchase in the secondary trading market.

Issuance and cancellation
fees.........................   If you wish to create Telecom HOLDRS by
                                delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                                Telecom HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS. If you wish to cancel your Telecom HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Telecom
                                HOLDRS.

Commissions..................   If you choose to deposit underlying securities
                                in order to receive Telecom HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker, in addition to the issuance fee charged by the trustee described above.

Custody fees.................   The Bank of New York, as trustee and as
                                custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Telecom
                                HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Telecom
HOLDRS.......................   You have the right to withdraw the underlying
                                securities upon request by delivering a round-lot or integral multiple of a round-lot of Telecom HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Telecom HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Telecom HOLDRS themselves will not have voting rights.

Rights relating to the
underlying securities........   Telecom HOLDRS represents your beneficial
                                ownership of the underlying securities. Owners of Telecom HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Telecom
                                HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Telecom HOLDRS and the right to surrender
                                Telecom HOLDRS to receive the underlying securities. Telecom HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Telecom HOLDRS. However, due to the nature of Telecom HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Telecom HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                A holder of Telecom HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Telecom HOLDRS would need to surrender their Telecom HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Telecom HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Telecom HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Telecom HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit, or may lapse.

                                There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Telecom HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Telecom HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Telecom HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of underlying securities."

Ownership rights in fractional
shares in the underlying
securities...................   As a result of distributions of securities by
                                companies included in the Telecom HOLDRS or other corporate events, such as mergers, a Telecom HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares. In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Telecom HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Telecom HOLDRS are outstanding and each round-lot of 100 Telecom HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Telecom
                                HOLDRS. If holders of 50,000 round-lots of 100
                                Telecom HOLDRS vote their underlying securities
                                "yes" and holders of 50,001 round-lots of 100
                                Telecom HOLDRS vote their underlying securities
                                "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events........   The depository trust agreement provides for the
                                automatic distribution of underlying securities from the Telecom HOLDRS to you in the following four circumstances:

                                A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

                                B.    If the SEC finds that an issuer of
                                      underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

                                C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, or other corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Telecom HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Telecom HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received will be deposited into the trust.

                                D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

                                To the extent a distribution of underlying securities from the Telecom HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                In addition, securities of a new company will be added to the Telecom HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard and Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Telecom HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                It is anticipated, as a result of the broadly defined Standard & Poor's GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in Telecom HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Telecom HOLDRS or distributed to you.

Standard & Poor's sector
classifications..............   Standard & Poor's Corporation is an independent
                                source of market information that, among other things, maintains the Global Industry
                                Classification Standard, referred to herein as "GICS," which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10
                                Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector classification. The securities included in the Telecom HOLDRS are currently represented in the Telecommunication
                                Services GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events...........   A.    The Telecom HOLDRS are delisted from the
                                      American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq
                                      National Market System within five
                                      business days from the date the Telecom
                                      HOLDRS are delisted.

                                B.    The trustee resigns and no successor
                                      trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                                C.    Beneficial owners of at least 75% of
                                      outstanding Telecom HOLDRS vote to
                                      dissolve and liquidate the trust.

                                      If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                      Upon termination of the depositary trust
                                      agreement and prior to distributing the
                                      underlying securities to you, the trustee
                                      will charge you a cancellation fee of up
                                      to $10.00 per round-lot of 100 Telecom
                                      HOLDRS surrendered, along with any taxes
                                      or other governmental charges, if any.
United States Federal income
tax consequences.............   The United States federal income tax laws will
                                treat a U.S. holder of Telecom HOLDRS as directly owning the underlying securities. The
                                Telecom HOLDRS themselves will not result in any United States federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing......................   The Telecom HOLDRS are listed on the American
                                Stock Exchange under the symbol "TTH." On
                                October 20, 2004, the last reported sale price of the Telecom HOLDRS on the American Stock
                                Exchange was $29.24.

Trading......................   Investors are only able to acquire, hold,
                                transfer and surrender a round-lot of 100
                                Telecom HOLDRS. Bid and ask prices, however, are quoted per single Telecom HOLDRS.

Clearance and settlement.....   Telecom HOLDRS have been issued only in book-
                                entry form. Telecom HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Telecom HOLDRS."

                                    THE TRUST

       General. This discussion highlights information about the Telecom HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Telecom HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

       The Telecom HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of January 24, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Telecom HOLDRS trust is not a registered investment company under the Investment Company Act of 1940.

       The Telecom HOLDRS trust is intended to hold deposited shares for the benefit of owners of Telecom HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040 or earlier if a termination event occurs.

                          DESCRIPTION OF TELECOM HOLDRS

       The trust has issued Telecom HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Telecom HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

       You may only acquire, hold, trade and surrender Telecom HOLDRS in a round-lot of 100 Telecom HOLDRS and round-lot multiples. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Telecom HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS.

       Telecom HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Telecom HOLDRS--The Telecom HOLDRS."

       Beneficial owners of Telecom HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Telecom HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Telecom HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

       The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Telecom HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Telecom HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Telecom HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

       Telecom HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Telecom HOLDRS are available only in book-entry form. Owners of Telecom HOLDRS may hold their Telecom HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

       Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various segments of the telecommunications industry and whose common stock is registered under section 12 of the Securities Exchange Act of 1934. The issuers of the underlying securities were as of December 15, 1999, among the largest capitalized and most liquid companies in the telecommunications industry as measured by market capitalization and trading volume.

       The Telecom HOLDRS may no longer consist exclusively of securities issued by companies involved in the telecommunications industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the telecommunications industry and will undertake to make adequate disclosure when necessary.

       Underlying securities. For a list of the underlying securities represented by Telecom HOLDRS, please refer to "Highlights of Telecom HOLDRS-- The Telecom HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

       No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Telecom HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

       General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

       The following table sets forth the composite performance of all of the 14 underlying securities represented by a single Telecom HOLDR, measured at the close of the business day on November 17, 1998, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month through August, 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

               Closing               Closing               Closing               Closing               Closing               Closing
   1999         Price    2000         Price    2001         Price    2002         Price    2003         Price    2004         Price
   ----         -----    ----         -----    ----         -----    ----         -----    ----         -----    ----         -----
November 17....71.15   January 31....72.91   January 31....56.00   January 31....39.06   January 31....24.95   January 30....28.09
November 30....72.48   February 29...68.25   February 28...51.32   February 28...37.31   February 28...22.80   February 27...28.21
December 31....73.14   March 31......77.09   March 30......47.94   March 28......36.70   March 31......22.65   March 31......27.73
                       April 28......73.73   April 30......50.27   April 30......31.53   April 30......24.83   April 30......27.45
                       May 31........63.02   May 31........49.32   May 31........33.06   May 30........26.44   May 28........26.33
                       June 30.......62.88   June 29.......47.80   June 28.......29.15   June 30.......27.31   June 30.......27.11
                       July 31.......58.87   July 31.......48.49   July 31.......25.64   July 31.......25.49   July 30.......28.09
                       August 31.....58.12   August 31.....44.19   August 30.....25.02   August 29.....25.46   August 31.....28.35
                       September 29..58.40   September 28..46.43   September 30..21.47   September 30..24.41
                       October 31....61.69   October 31....40.07   October 31....27.79   October 31....25.69
                       November 30...54.25   November 30...40.62   November 29...28.80   November 28...25.36
                       December 29...50.25   December 31...41.41   December 31...26.77   December 31...27.41

                                [OBJECT OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

     General. The depositary trust agreement, dated as of January 24, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Telecom HOLDRS, provides that Telecom HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

     The trustee. The Bank of New York serves as trustee for the Telecom HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

     Issuance, transfer and surrender of Telecom HOLDRS. You may create and cancel Telecom HOLDRS only in round-lots of 100 Telecom HOLDRS. You may create Telecom HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Telecom HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS. Similarly, you must surrender Telecom HOLDRS in integral multiples of 100 Telecom HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Telecom HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Telecom HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Telecom HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Telecom HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the Telecom HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

     You will be obligated to pay any tax or other charge that may become due with respect to Telecom HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Telecom HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Telecom HOLDRS to you in the following four circumstances:

          A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

          B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

          C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Telecom HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Telecom HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

          D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

     As provided in the depositary trust agreement, securities of a new company will be added to the Telecom HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the Telecom HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

     It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Telecom HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Telecom HOLDRS will be distributed from the Telecom HOLDRS to you.

     Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Telecom HOLDRS are currently represented in the Telecommunication Services GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Telecom

HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Telecom HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Telecom HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Telecom HOLDRS.

     Further issuances of Telecom HOLDRS. The depositary trust agreement provides for further issuances of Telecom HOLDRS on a continuous basis without your consent.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Telecom HOLDRS will surrender their Telecom HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Telecom HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Telecom HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Telecom HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Telecom HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Telecom HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Telecom HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Telecom HOLDRS.

     Issuance and cancellation fees. If you wish to create Telecom HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS. If you wish to cancel your Telecom HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create Telecom HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Telecom HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

     Governing law. The depositary trust agreement and the Telecom HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Telecom HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Telecom HOLDRS for:

          o    an individual who is a citizen or resident of the United States;

          o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereon or the District of Columbia;

          o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

          o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

          o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Telecom HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Telecom HOLDRS, and partners in such partnerships, should consult their tax advisors.

     This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Telecom HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax.. In addition, this discussion generally is limited to investors who will hold the Telecom HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Europe 2001 held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Telecom HOLDRS

     A receipt holder purchasing and owning Telecom HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Telecom HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     Qualified dividend income received in respect of Telecom HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Telecom HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Telecom HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Telecom HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Telecom HOLDRS. Similarly, with respect to sales of Telecom HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Telecom HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Telecom HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Telecom HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

          o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,

          o a foreign corporation if the stock to which the dividend is paid is readily tradable on an stablished market in the United States, and

          o a corporation that is incorporated in a possession of the United States but will not include:

          o    a passive foreign investment company (as defined below),
          o a foreign personal holding company (as specially defined in the Code), or
          o    a foreign investment company (as specially defined in the Code).

     If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of Telecom HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of Telecom HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

o    at least 75% of its gross income is "passive income;" or

o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Broadband HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Telecom HOLDRS or of the underlying securities unless:

o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Telecom HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Telecom HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Telecom HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Telecom HOLDRS. The trust delivered the initial distribution of Telecom HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

     Investors who purchase Telecom HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

     Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Telecom HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Telecom HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

     Legal matters, including the validity of the Telecom HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Telecom HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Telecom HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Telecom HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

     Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Telecom HOLDRS. This prospectus relates only to Telecom HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Telecom HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Telecom HOLDRS have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003, through September 2004. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.



                                ALLTEL CORP. (AT)

     Alltel Corporation, through its subsidiaries, provides a variety of telecommunications, publishing, and support services to customers in the United States. Its communications operations consist of its wireless, wireline, and support services segments. Subsidiaries within these segments offer cellular, personal communications services (PCS), and paging operations; incumbent local exchange carrier (ILEC), competitive local exchange carrier (CLEC) and Internet access operations; and long-distance and network management, communications products, directory publishing operations, and telecommunications information services operations. The Company launched several new downloadable applications and a data service called Axcess Picture messaging that allows customers to take and send pictures with their phones.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     64 9/16    January     66 3/4     January     59.18   January     55.48   January      46.87   January     48.68
February    59 7/8     February    58         February    53.70   February    55.65   February     43.42   February    51.80
March       62 3/8     March       63 1/16    March       52.46   March       55.55   March        44.76   March       49.89
April       67 7/16    April       66 5/8     April       54.61   April       49.50   April        46.86   April       50.34
May         71 11/16   May         65 5/8     May         57.99   May         51.49   May          47.88   May         50.63
June        71 1/2     June        61 15/16   June        61.26   June        47.00   June         48.22   June        50.62
July        71 13/16   July        61 5/8     July        61.65   July        40.52   July         46.79   July        52.00
August      67 5/8     August      50 37/64   August      58.00   August      42.06   August       45.80   August      54.65
September   70 3/8     September   52 3/16    September   57.95   September   40.13   September    46.34   September   54.91
October     83 1/4     October     64 7/16    October     57.14   October     49.71   October      47.27
November    86 1/2     November    61 1/4     November    65.08   November    55.08   November     45.41
December    82 11/16   December    62 7/16    December    61.73   December    51.00   December     46.58

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $54.83.

                                 AT&T CORP. (T)

     AT&T Corp. provides voice, data, and video communications services to residential consumers, large and small businesses and government entities in the United States. AT&T has also entered into alliances with international telecommunications services providers throughout the world to broaden the geographic range of its service offerings. AT&T provides domestic and international long distance, regional and local telecommunications services, and Internet communications services. AT&T also provides directory and calling card services to support its communications business. AT&T markets and sells many of its services through it own direct sales force.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     302 1/2    January     263 3/4    January     119.95  January     88.50   January      19.48   January     19.46
February    273 3/4    February    246 7/8    February    115.00  February    77.70   February     18.54   February    20.03
March       266 1/64   March       281 9/16   March       106.50  March       78.50   March        16.20   March       19.57
April       252 1/2    April       233 1/8    April       114.10  April       65.60   April        17.05   April       17.15
May         277 1/2    May         173 7/16   May         105.85  May         59.85   May          19.49   May         16.58
June        279 1/16   June        159 1/16   June        110.00  June        53.50   June         19.25   June        14.63
July        260 5/8    July        154 11/16  July        101.05  July        50.90   July         21.26   July        15.10
August      225        August      156 61/64  August       95.20  August      61.10   August       22.30   August      14.78
September   217 1/2    September   146 7/8    September    96.50  September   60.05   September    21.55   September   14.32
October     233 3/4    October     115 15/16  October      76.25  October     65.20   October      18.59
November    279 3/8    November     98 1/8    November     87.45  November    28.04   November     19.83
December    254 1/16   December     86 1/4    December     92.00  December    26.11   December     20.30

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $15.58.


                       AT&T WIRELESS SERVICES, INC. (AWE)

     AT&T Wireless Services, Inc. provides wireless voice and data services using time division multiple access (TDMA), global system for mobile communications (GSM) and general packet radio service (GPRS) technologies. AT&T Wireless Services offers wireless voice and data communications services to residential and business consumers in the United States. Through a wholly-owned subsidiary, AT&T Wireless Services also develops multimedia content, applications and services that can be offered over its data networks. AT&T Wireless Services was spun off from AT&T Corp. in July 2001. Prior to that time AT&T Wireless Services, Inc. traded as a tracking stock of AT&T Corp. as AT&T Wireless Group. The historical prices listed below from March 2000 through July 2001 reflect the performance of AT&T Wireless Group as a tracking stock.

            Closing                Closing                Closing             Closing              Closing             Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004      Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January       *        January      *         January     25.97   January     11.50   January      6.07    January     11.05
February      *        February     *         February    21.01   February    10.09   February     5.91    February    13.58
March         *        March        *         March       19.18   March        8.95   March        6.60    March       13.61
April         *        April       31.94      April       20.10   April        8.95   April        6.46    April       13.81
May           *        May         28.56      May         17.45   May          8.11   May          7.77    May         14.16
June          *        June        27.78      June        16.35   June         5.85   June         8.21    June        14.32
July          *        July        27.50      July        18.69   July         4.69   July         8.53    July        14.44
August        *        August      26.08      August      15.50   August       4.94   August       8.62    August      14.62
September     *        September   20.75      September   14.94   September    4.12   September    8.18    September   14.78
October       *        October     24.94      October     14.44   October      6.87   October      7.25
November      *        November    18.00      November    13.97   November     7.55   November     7.50
December      *        December    17.31      December    14.37   December     5.65   December     7.99

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $14.84.

                                 BCE, INC. (BCE)

     BCE, Inc. is a communications company that provides residential and business customers in Canada with wireline and wireless telecommunications products and services, satellite communications and direct-to-home (DTH) television services, systems integration expertise, electronic commerce solutions and high-speed Internet access. BCE's services are provided largely through Bell Canada, Bell Globemedia, which holds the BCE's media interests, and BCE Emergis, through which BCE conducts its e-commerce business.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     44 5/8     January     102 3/16   January     28.56   January     21.96   January      18.94   January     22.26
February    40 7/16    February    109 15/16  February    26.65   February    20.87   February     18.74   February    21.88
March       44 5/16    March       125 7/16   March       22.51   March       17.62   March        18.32   March       21.03
April       45 11/16   April       114 3/4    April       24.95   April       17.49   April        19.82   April       19.94
May         46 1/16    May         23         May         25.38   May         18.51   May          22.02   May         19.90
June        49 5/16    June        23 13/16   June        26.30   June        17.42   June         23.11   June        20.04
July        49 11/16   July        22 13/16   July        26.73   July        16.53   July         22.20   July        20.97
August      46 3/4     August      22 25/64   August      24.82   August      18.16   August       21.70   August      20.82
September   49 13/16   September   23 3/8     September   22.05   September   17.70   September    21.85   September   21.65
October     60 1/4     October     27 1/16    October     22.13   October     17.35   October      22.61
November    67 5/8     November    27 3/8     November    23.02   November    18.32   November     22.37
December    90 3/16    December    28 15/16   December    22.80   December    18.01   December     22.36

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $22.90.



                              BELLSOUTH CORP. (BLS)

     BellSouth Corporation offers voice and data services to both business and residential customers in the United States and in Latin America. BellSouth's operations include wireline communications, domestic wireless, and advertising and publishing. Its wireline communications segment offers local exchange, network access, high-speed internet access through digital subscriber lines
(DSL) and long distance services in the southeastern United States. BellSouth provides domestic wireless voice and data services through Cingular Wireless, a joint venture with SBC communications, and also offers broadband data and e-commerce solutions including Web hosting and other Internet services to business customers. The advertising and publishing segment prints and sells advertising in telephone directories and online. BellSouth markets its products primarily through its own sales representatives.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     44 5/8     January     46 15/16   January     42.14   January     40.00   January      22.78   January     29.23
February    46 1/2     February    40 9/16    February    41.96   February    38.76   February     21.67   February    27.56
March       40 1/16    March       46 7/8     March       40.92   March       36.86   March        21.67   March       27.69
April       44 1/2     April       48 11/16   April       41.96   April       30.35   April        25.49   April       25.81
May         47 3/16    May         46 11/16   May         41.23   May         33.28   May          26.51   May         24.96
June        46 1/8     June        42 5/8     June        40.27   June        31.50   June         26.63   June        26.22
July        48 1/16    July        39 13/16   July        40.70   July        26.85   July         25.47   July        27.09
August      45 1/4     August      37 21/64   August      37.30   August      23.32   August       25.20   August      26.76
September   45         September   40 1/2     September   41.55   September   18.36   September    23.68   September   27.12
October     45         October     48 5/16    October     37.00   October     26.15   October      26.31
November    46 1/16    November    41 13/16   November    38.50   November    27.80   November     26.03
December    46 13/16   December    40 15/16   December    38.15   December    25.87   December     28.30

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $27.91.

                           CINCINNATI BELL INC. (CBB)

     Cincinnati Bell Inc. (formerly known as Broadwing Inc.) is a regional provider of data and voice communications services as well as wireless communications services. Cincinnati Bell operates in four business segments: local, wireless, broadband and other. The local segment provides local telephone service, network access, data transport, high-speed and dial-up Internet access, as well as other ancillary products and services to customers in southwestern Ohio, northern Kentucky and southeastern Indiana. The wireless segment provides advanced wireless digital personal communications services and sales of related communications equipment to customers in its Greater Cincinnati and Dayton, Ohio operating areas. The other segment sells voice long distance service to businesses and residential customers in the Greater Cincinnati and Dayton, Ohio, areas and provides payphone services in approximately 14 states. While the company sold substantially all of its broadband assets in September 2003, it retained its Cincinnati Bell Technology Solutions (CBTS) subsidiary, which provides information technology (IT) consulting, data collection, and managed services.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     20 5/16    January     38          January    28.08   January     7.99    January      3.99    January     5.50
February    19 3/4     February    29 11/16    February   23.52   February    6.28    February     3.76    February    5.15
March       22 7/16    March       37 3/16     March      19.15   March       6.99    March        4.00    March       4.07
April       22 11/16   April       28 5/16     April      24.80   April       6.60    April        4.63    April       3.95
May         24 3/16    May         23 13/16    May        24.69   May         3.82    May          5.10    May         4.12
June        24 15/16   June        26 1/16     June       24.45   June        2.60    June         6.70    June        4.44
July        21 1/4     July        26 1/4      July       24.31   July        2.03    July         5.64    July        4.04
August      18 1/2     August      27 15/16    August     17.96   August      3.22    August       5.65    August      3.61
September   19 7/16    September   25 9/16     September  16.08   September   1.98    September    5.09    September   3.49
October     20 13/16   October     28 1/4      October     9.26   October     2.28    October      5.11
November    29         November    21 1/2      November    9.52   November    4.04    November     5.71
December    36 7/8     December    22 13/16    December    9.50   December    3.52    December     5.05

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $3.38.



                             CENTURYTEL, INC. (CTL)

     CenturyTel, Inc. is a regional integrated communications company engaged primarily in providing local exchange telephone, wireless communications and Internet access and data services in approximately 22 states in the United States. CenturyTel local telephone operations offers its services primarily in rural and smaller suburban areas in its coverage area. CenturyTel also provides long distance, Internet operations, call center operations and home and business security and monitoring services in certain local and regional markets.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     45 21/64   January     38 5/8     January     31.38   January     30.78   January      30.33   January     26.40
February    41 11/64   February    33 5/8     February    28.82   February    33.20   February     27.40   February    28.57
March       46 53/64   March       37 1/8     March       28.75   March       34.00   March        27.60   March       27.49
April       40 1/4     April       24 1/2     April       27.18   April       27.70   April        29.45   April       28.88
May         38 5/16    May         27         May         28.44   May         31.00   May          33.67   May         29.89
June        39 3/4     June        28 3/4     June        30.30   June        29.50   June         34.85   June        30.04
July        42 3/4     July        29 5/16    July        30.96   July        26.60   July         34.29   July        30.99
August      39 5/16    August      28 13/16   August      35.05   August      27.05   August       34.76   August      32.19
September   40 5/8     September   27 1/4     September   33.50   September   22.43   September    33.89   September   34.24
October     40 7/16    October     38 1/2     October     31.60   October     28.33   October      35.75
November    46         November    35 3/16    November    33.80   November    30.88   November     32.70
December    47 3/8     December    35 3/4     December    32.80   December    29.38   December     32.62

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $34.01.

                       LEVEL 3 COMMUNICATIONS, INC. (LVLT)

     Level 3 Communications, Inc., provides a range of integrated communications services-- including voice, private line, wavelengths, colocation, Internet access, managed modem, data and dark fiber--over its own facilities and leased facilities. In addition to its communications and information services businesses, Level 3 has other businesses that include its investment in the RCN Corporation, Commonwealth Telephone Enterprises, Inc. and coal mining. In April 2004, the Company acquired the wholesale dial access business of ICG Communications, Inc., which provides dial-up Internet access to various Internet service providers.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     52 3/8     January     117 15/16  January     40.68   January     3.00    January      5.05    January     6.00
February    56         February    113 7/8    February    25.31   February    3.02    February     4.94    February    4.30
March       72 13/16   March       105 3/4    March       17.37   March       3.56    March        5.16    March       4.00
April       90 1/16    April       89         April       14.23   April       4.08    April        5.70    April       2.87
May         78 1/2     May         76 5/16    May         11.20   May         4.50    May          6.95    May         3.84
June        60 1/16    June        88         June         5.49   June        2.95    June         6.66    June        3.51
July        53         July        68 7/16    July         4.47   July        7.06    July         4.56    July        3.03
August      59 3/4     August      87 15/64   August       3.82   August      5.18    August       4.98    August      2.62
September   52 7/32    September   77 1/8     September    3.78   September   3.89    September    5.42    September   2.59
October     68 3/8     October     47 11/16   October      3.44   October     4.75    October      5.39
November    67 13/16   November    26 7/8     November     5.58   November    6.10    November     5.48
December    81 7/8     December    32 13/16   December     5.00   December    4.90    December     5.70

-------------------------------------------------------------------------------
The closing price on October 20, 2004 was $3.58.



                       NEXTEL COMMUNICATIONS, INC. (NXTL)

     Nextel Communications, Inc. provides digital wireless communications services throughout the United States. Nextel's network offers wireless communications with digital voice, text and numeric paging capabilities and a digital two-way radio feature that allows users to instantly contact other Nextel users. Nextel's digital mobile network utilizes a single transmission technology, known as integrated Digital Enhanced Network (iDEN) technology. Nextel's customers can also access a wide range of services on their Internet-ready handsets through the Nextel Wireless Web. Nextel also has ownership interests in international wireless companies operating in Latin America, Asia and Canada.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     16         January     53 3/16    January     34.31   January      8.05   January      12.62   January     26.29
February    15 1/32    February    68 3/8     February    24.06   February     4.99   February     14.08   February    26.49
March       18 5/16    March       74 1/8     March       14.37   March        5.38   March        13.39   March       24.66
April       20 15/32   April       54 23/32   April       16.25   April        5.51   April        14.76   April       23.85
May         18 7/16    May         46 5/16    May         15.92   May          4.86   May          14.99   May         23.13
June        25 3/32    June        61 3/16    June        17.50   June         3.21   June         18.07   June        26.66
July        26 25/32   July        55 15/16   July        16.65   July         5.73   July         18.26   July        22.81
August      28 29/32   August      55 7/16    August      12.08   August       7.61   August       19.33   August      23.19
September   33 29/32   September   46 3/4     September    8.64   September    7.55   September    19.71   September   23.84
October     43 3/32    October     38 7/16    October      7.95   October     11.28   October      24.11
November    49 9/16    November    31         November    10.71   November    13.75   November     25.33
December    51 9/16    December    24 3/4     December    10.96   December    11.55   December     28.06

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $25.00.


                   QWEST COMMUNICATIONS INTERNATIONAL INC. (Q)

     Qwest Communications International Inc. is a communications company that provides local and long distance telecommunications and related services, wireless services and other services, which include the subleasing of unused real estate leases. Qwest provides these services to customers within its 14-state local service area in the Mid-Western and Western United States, and also provides long distance, scalable and secure broadband, and voice and video communications services outside the local service area and internationally.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     29 31/32   January     39 3/8     January     42.12   January     10.50   January      4.52    January     4.04
February    30 23/32   February    46 1/4     February    36.97   February     8.70   February     3.58    February    4.58
March       36 3/64    March       48         March       35.05   March        8.22   March        3.49    March       4.31
April       42 23/32   April       43 9/16    April       40.90   April        5.03   April        3.77    April       4.02
May         42 5/8     May         42 5/16    May         36.74   May          5.16   May          4.49    May         3.75
June        33 1/16    June        49 11/16   June        31.87   June         2.80   June         4.78    June        3.59
July        29 1/2     July        49 3/4     July        26.00   July         1.28   July         3.99    July        3.89
August      28 3/4     August      51 33/64   August      21.50   August       3.28   August       4.45    August      2.89
September   29 9/16    September   48 1/8     September   16.70   September    2.28   September    3.40    September   3.33
October     36         October     48 5/8     October     12.95   October      3.39   October      3.53
November    34 3/16    November    37 3/4     November    11.90   November     4.84   November     3.66
December    43         December    40 7/8     December    14.13   December     5.00   December     4.32

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $3.32.



                          SBC COMMUNICATIONS INC. (SBC)

     SBC Communications Inc. provides communications services and products in the United States. SBC provides local and long distance phone services, wireless communications, Internet services, satellite television services and directory advertising and publishing. SBC operations are conducted through its subsidiaries, which include wireline subsidiaries that provide land and wire based services, wireless subsidiaries that hold an investment in Cingular Wireless, SBC Yahoo!, its alliance with Yahoo! and directory subsidiaries that provide services related to directory advertising and publishing. SBC offers its services and products to businesses and consumers, as well as other providers of telecommunications services. SBC also has direct and indirect interests in businesses located in more than 25 countries, which provide local and long distance telephone services, wireless communications, voice messaging, data services, video services, Internet access, telecommunications equipment and directory publishing.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     54         January     42 7/8     January     48.35   January     37.45   January      24.44   January     25.50
February    52 7/8     February    38 1/16    February    47.70   February    37.84   February     20.80   February    24.01
March       47 3/16    March       42 1/8     March       44.63   March       37.44   March        20.06   March       24.54
April       55 3/4     April       43 13/16   April       41.25   April       31.06   April        23.36   April       24.90
May         51 1/8     May         43 11/16   May         43.05   May         34.29   May          25.46   May         23.70
June        58         June        43 1/4     June        40.06   June        30.50   June         25.55   June        24.25
July        57 1/8     July        42 9/16    July        45.03   July        27.66   July         23.36   July        25.34
August      48 1/16    August      41 49/64   August      40.91   August      24.74   August       22.46   August      25.79
September   51 1/16    September   49 7/8     September   47.12   September   20.10   September    22.25   September   25.95
October     53         October     57 11/16   October     38.11   October     25.66   October      23.98
November    51 7/8     November    54 15/16   November    37.38   November    28.50   November     23.28
December    48 3/4     December    47 3/4     December    39.17   December    27.11   December     26.07

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $26.46.

                            SPRINT CORPORATION (FON)

     Sprint Corporation is a global communications company and an integrator of long-distance, local service and wireless communications. The Company is also a carrier of Internet traffic using its tier-one (T1) Internet protocol (IP) network. Sprint operates nationwide, all-digital long-distance and T1 IP networks using fiber-optic and electronic technology. Through its licenses, the Company also operates a nationwide 100% digital personal communications service
(PCS) wireless network. As of March 2004, the Company recombined its tracking stocks and its stock now trades as one common stock. Sprint operates its business through two groups: The FON Group, which is comprised of the global markets division, the local division and other businesses consisting primarily of wholesale distribution of telecommunications products, and The PCS Group, which includes Sprint's wireless PCS operations.

     The historical stock prices listed below reflect the performance of the FON Group tracking stock.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     41 15/16   January     64 5/8     January     24.80   January     17.70   January      12.14   January     17.41
February    42 29/32   February    61         February    22.36   February    14.09   February     12.70   February    17.73
March       49 1/16    March       63         March       21.99   March       15.29   March        11.75   March       18.43
April       51 9/32    April       61 1/2     April       21.38   April       15.85   April        11.51   April       17.89
May         56 3/8     May         60 1/2     May         20.31   May         16.45   May          13.56   May         17.76
June        53         June        51         June        21.36   June        10.61   June         14.40   June        17.60
July        51 11/16   July        35 5/8     July        23.34   July         9.35   July         14.12   July        18.68
August      44 3/8     August      33 33/64   August      23.34   August      11.60   August       14.77   August      19.68
September   54 1/4     September   29 5/16    September   24.01   September    9.12   September    15.10   September   20.13
October     74 9/16    October     25 1/2     October     20.00   October     12.42   October      16.00
November    69 3/8     November    23         November    21.79   November    14.58   November     14.99
December    67 5/16    December    20 5/16    December    20.08   December    14.48   December     16.42

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $19.95.


                     TELEPHONE AND DATA SYSTEMS, INC. (TDS)

     Telephone and Data Systems, Inc. is a diversified telecommunications service company with wireless telephone and wireline telephone operations. TDS conducts substantially all of its wireless operations through United States Cellular Corporation (U.S. Cellular) and conducts its wireline telephone operations through its wholly owned subsidiary, TDS Telecommunications Corporation (TDS Telecom). U.S. Cellular offers wireless services to customers through the operations of 182 majority-owned wireless licenses throughout the United States. TDS Telecom is a holding company providing telecommunication services, including local exchange service, long distance telephone service and Internet access, to rural and suburban communities.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January      53 1/4    January     104        January     105.50  January     86.50   January      42.90   January     66.28
February     50 1/4    February    105 1/2    February     93.45  February    87.15   February     40.07   February    72.05
March        56 3/8    March       111        March        93.50  March       88.25   March        40.91   March       70.87
April        59 7/8    April       102        April       105.00  April       86.00   April        43.09   April       65.96
May          67 5/16   May         106        May         105.50  May         75.80   May          48.75   May         71.65
June         73 1/8    June        100 1/4    June        108.75  June        60.55   June         49.70   June        71.20
July         74 3/8    July        111 3/8    July        107.75  July        56.95   July         53.27   July        75.90
August       69 5/8    August      116        August      103.25  August      59.50   August       57.42   August      77.10
September    88 13/16  September   110 45/64  September    94.30  September   50.45   September    56.54   September   84.17
October     115 1/4    October     105 1/2    October      87.90  October     50.90   October      62.60
November    133 3/16   November     90 19/64  November     90.00  November    54.80   November     62.70
December    126        December     90        December     89.75  December    47.02   December     62.55

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $79.75.

                        VERIZON COMMUNICATIONS INC. (VZ)
      (Bell Atlantic Corporation doing business as Verizon Communications)

     Verizon Communications is a telecommunications company that provides local telephone, wireless communications, long-distance and Internet services. Verizon provides domestic wireline services, including local and long distance telephone service and voice and data transport, wireless telecommunications services in the United States and has investments in wireline and wireless operations in Latin America, Europe and the Asia-Pacific region. Verizon also operates domestic and international publishing businesses, including print directories, Web site creation and Web hosting. The historical stock prices below prior to July 2000 are the historical stock prices of Bell Atlantic Corporation.

            Closing                Closing                Closing             Closing              Closing              Closing
   1999      Price        2000      Price        2001      Price     2002      Price     2003       Price     2004       Price
   ----      -----        ----      -----        ----      -----     ----      -----     ----       -----     ----      -----
January     60         January     61 15/16   January     54.95   January     46.35   January      38.28   January     36.86
February    57 5/8     February    48 15/16   February    49.50   February    46.80   February     34.58   February    38.33
March       51 11/16   March       61 1/8     March       49.30   March       46.10   March        35.35   March       36.54
April       57 5/8     April       60         April       55.07   April       40.11   April        37.38   April       37.74
May         54 3/4     May         52 7/8     May         54.85   May         43.00   May          37.85   May         34.58
June        65 3/8     June        50 15/16   June        53.50   June        40.15   June         39.45   June        36.19
July        64         July        46 3/4     July        54.15   July        33.00   July         35.00   July        38.54
August      61 5/16    August      43 33/64   August      50.00   August      31.00   August       35.32   August      39.25
September   67 5/16    September   48 7/16    September   54.11   September   27.44   September    32.44   September   39.38
October     64 15/16   October     56         October     49.81   October     37.76   October      33.60
November    63 5/16    November    56 3/16    November    47.00   November    41.88   November     32.84
December    61 9/16    December    50 1/8     December    47.46   December    38.75   December     35.08

--------------------------------------------------------------------------------
The closing price on October 20, 2004 was $40.04.

================================================================================














                        [HOLDERS TELECOM] [LOGO OMITTED]



                        1,000,000,000 Depositary Receipts

                             Telecom HOLDRS(SM) Trust

                               ___________________

                                   PROSPECTUS
                               ___________________



                                October 25, 2004
















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